                                                                    EXHIBIT 10.3

NEITHER  THIS WARRANT NOR THE SHARES  ISSUABLE  UPON  EXERCISE  HEREOF HAVE BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES  ACT"),
OR ANY OTHER  APPLICABLE  SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE
REGISTRATION  REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS.
NEITHER THIS WARRANT NOR THE SHARES  ISSUABLE UPON EXERCISE  HEREOF MAY BE SOLD,
PLEDGED,  TRANSFERRED,  ENCUMBERED OR OTHERWISE  DISPOSED OF EXCEPT  PURSUANT TO
REGULATION S OF THE SECURITIES  ACT, AN EFFECTIVE  REGISTRATION  STATEMENT UNDER
THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM  REGISTRATION  UNDER
THE PROVISIONS OF THE SECURITIES ACT.

                             STOCK PURCHASE WARRANT

                 To Purchase up to [ ] Shares of Common Stock of

                              DATATEC SYSTEMS, INC.

            THIS CERTIFIES that, for value  received,  [ ] or its successors and permitted assigns (the "HOLDER"), is entitled, upon the terms and subject to the conditions  hereinafter  set  forth,  at any time on or after  July 3, 2003 (the
"ISSUE  DATE")  and on or prior to the  close of  business  on July 3, 2007 (the
"TERMINATION  DATE"),  but not  thereafter,  to subscribe  for and purchase from
Datatec Systems, Inc., a Delaware corporation (the "COMPANY"),  up to [ ] shares of Common  Stock,  $0.001 par value (the  "COMMON  STOCK"),  of the Company (the
"WARRANT  SHARES").  The  purchase  price of one  share  of  Common  Stock  (the
"EXERCISE  PRICE") under this Warrant shall be $1.3224.  Capitalized  terms used and not  otherwise  defined  herein  shall have the  meanings set forth for such terms in the Note Purchase Agreement dated July 3, 2003, between the Company and the Investors  named therein (the  "PURCHASE  AGREEMENT")  or in the Notes.  The
Exercise  Price and the  number of shares for which the  Warrant is  exercisable shall be subject to adjustment as provided herein.  In the event of any conflict between  the terms of this  Warrant and the  Purchase  Agreement,  the  Purchase
Agreement shall control.

            1. TITLE TO WARRANT.  Prior to the  Termination  Date and subject to compliance  with  applicable  laws,  this Warrant and all rights  hereunder  are transferable, in whole or in part, at the office or agency of the Company by the
Holder hereof in person or by duly authorized  attorney,  upon surrender of this
Warrant together with the Assignment Form annexed hereto properly endorsed.

            2. AUTHORIZATION OF SHARES. The Company covenants that all shares of
Common Stock which may be issued upon the exercise of rights represented by this
Warrant will, upon exercise of the rights  represented by this Warrant,  be duly authorized,  validly  issued,  fully  paid and  nonassessable  and free from all taxes,  liens and charges in respect of the issue  thereof  (other than taxes in respect of any transfer occurring contemporaneously with such issue).

            3. EXERCISE OF WARRANT.

            (a) Except as provided in Section 4 herein, exercise of the purchase rights  represented by this Warrant may be made at any time or times on or after the Issue Date, and before the close of business on the Termination  Date by the surrender  of this Warrant and the Notice of Exercise  Form annexed  hereto duly executed,  at the office of the Company  (or such other  office or agency of the
Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company) and (except in the case of a "Cashless  Exercise",  as described  below) upon payment of the
Exercise  Price for the shares  thereby  purchased by wire transfer or cashier's check  drawn on a United  States  bank,  the  Holder  of this  Warrant  shall be entitled to receive a  certificate  for the number of shares of Common  Stock so purchased.  During any such time  beginning on the two-year  anniversary  of the
Issue  Date,  if a  registration  statement  with  respect  to the resale of the
Warrant Shares is not in effect or is not available to the Holder for the resale of Warrant  Shares,  this  Warrant may also be  exercised in whole or in part by means of a "CASHLESS  EXERCISE"  by  tendering  this  Warrant to the Company and noting on the  Exercise  Notice  that the  Holder  wishes  to effect a  Cashless
Exercise,  in which  event the  Company  shall  issue to the  Holder a number of shares of Common Stock determined in accordance with the following formula:

                   X = Y x (A-B)/A

where:             X = the number of Warrant Shares to be issued to the Holder;
                   Y = the number of Warrant Shares with respect to which this
                       Warrant is being exercised;
                   A = the Market Price on the Exercise Date;
                   B = the Exercise Price.

            For purposes of Rule 144, it is intended and  acknowledged  that the
Warrant Shares issued in a Cashless Exercise transaction shall be deemed to have been  acquired by the  Holder,  and the  holding  period for the Warrant  Shares required by Rule 144 shall be deemed to have been commenced,  on the Issue Date.
Certificates  for Warrant Shares  issuable  hereunder  shall be delivered to the
Holder  hereof within five (5) Trading Days after the date on which this Warrant shall have been exercised as aforesaid (the "DELIVERY  DATE"). To the extent the
Holder has not received  certificates  representing the number of Warrant Shares specified in the  applicable  Notice of Exercise  Form on or before the Delivery
Date  therefor (an "EXERCISE  DEFAULT"),  the Holder shall have (i) the right to receive from the Company an amount equal to (A) the aggregate  amount paid by or for the account of the Holder for shares of Common Stock purchased by the Holder in order to make  delivery  on a sale  effected  in  anticipation  of  receiving
Warrant  Shares upon such exercise,  minus (B) the aggregate  Exercise Price for such Warrant  Shares,  or (ii) the right to require the Company to reinstate the
Warrant and deem the exercise resulting in such Exercise Default rescinded, null and void.  This Warrant  shall be deemed to have been  exercised and the Warrant
Shares issuable  thereunder shall be deemed to have been issued,  and the Holder or any other person so  designated  to be named  therein shall be deemed to have become the holder of record of such shares for all purposes,  as of the date the
Notice of Exercise Form has been  delivered to the Company,  the Holder has paid the Exercise Price to the Company (except in the case of a "cashless  exercise", as  described  above) and all taxes  required to be paid by the Holder,  if any,

pursuant to Section 5 prior to the issuance of such shares,  have been paid.  If this Warrant shall have been exercised in part,  the Company shall,  at the time of delivery of the  certificate or  certificates  representing  Warrant  Shares, deliver  to the  Holder a new  Warrant  evidencing  the  rights of the Holder to purchase the  unpurchased  shares of Common  Stock  called for by this  Warrant, which new Warrant shall in all other respects be identical with this Warrant.

            4. NO  FRACTIONAL  SHARES OR SCRIP.  No  fractional  shares or scrip representing  fractional  shares  shall  be  issued  upon the  exercise  of this
Warrant.  As to any  fraction  of a share that the  Holder  would  otherwise  be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

            5. CHARGES, TAXES AND EXPENSES.  Issuance of certificates for shares of Common Stock upon the exercise of this Warrant  shall be made without  charge to the Holder hereof for any issue or transfer tax or other  incidental  expense in respect of the issuance of such certificate,  all of which taxes and expenses shall be paid by the Company,  and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the
Holder of this Warrant;  provided,  however,  that in the event certificates for shares of Common  Stock  are to be issued in a name  other  than the name of the
Holder of this  Warrant,  this Warrant when  surrendered  for exercise  shall be accompanied by the Assignment  Form attached  hereto duly executed by the Holder hereof; and the Company may require,  as a condition  thereto,  the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

            6. FURTHER ASSURANCES.  The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable  shares of Common Stock, free from all taxes, liens and charges  with  respect to the issue  thereof,  on the exercise of all or any portion of this Warrant from time to time outstanding.

            7. TRANSFER, DIVISION AND COMBINATION.

               (a) Subject to compliance  with any applicable  securities  laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained  for such purpose,  upon surrender of this Warrant at the principal office of the Company,  together with a written  assignment of this Warrant  substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer;  provided, however, that, without the consent of the Company, the initial Holder of this Warrant may not sell or  otherwise  transfer  this  Warrant  to a third  party who is not an affiliate of such  holder,  unless there exists at such time an Event of Default under the Notes or a default under this  Warrant.  Upon such  surrender  and, if required,  such payment,  the Company shall execute and deliver a new Warrant or
Warrants in the name of the assignee or  assignees  and in the  denomination  or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant  evidencing  the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant,  if properly assigned, may be  exercised  by a new Holder for the  purchase  of shares of Common  Stock without having a new Warrant issued.

               (b) This Warrant may be divided or combined  with other  Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice  specifying the names and denominations in which new Warrants are to be  issued,  signed  by the  Holder  or its  agent or  attorney.  Subject  to compliance  with Section 7(a), as to any transfer  which may be involved in such division or combination,  the Company shall execute and deliver a new Warrant or
Warrants  in  exchange  for the Warrant or Warrants to be divided or combined in accordance with such notice.

               (c) The  Company  shall  prepare,  issue and  deliver  at its own expense  (other than  transfer  taxes) the new  Warrant or  Warrants  under this
Section 7.

               (d) The Company  agrees to  maintain,  at its  aforesaid  office, books for the registration and the registration of transfer of the Warrants.

            8. NO RIGHTS AS STOCKHOLDER  UNTIL  EXERCISE.  This Warrant does not entitle the Holder  hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

            9. LOSS,  THEFT,  DESTRUCTION OR MUTILATION OF WARRANT.  The Company
covenants that upon receipt by the Company of evidence  reasonably  satisfactory to it of the loss, theft,  destruction or mutilation of this Warrant certificate or any stock  certificate  relating to the Warrant Shares,  and in case of loss, theft or  destruction,  of indemnity or security  reasonably  satisfactory to it
(which  shall  include the  posting of a bond only if required by the  Company's transfer  agent and if the Holder is not the purchaser of this Warrant under the
Purchase  Agreement or an affiliate of such  purchaser),  and upon surrender and cancellation  of such Warrant or stock  certificate,  if mutilated,  the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

            10. BUSINESS DAY. If the last or appointed day for the taking of any action  or the  expiration  of any right  required  or  granted  herein is not a
Business  Day,  then such action may be taken or such right may be  exercised on the next succeeding Business Day.

            11. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.

               (a)  STOCK  SPLITS,  ETC.  The  number  and  kind  of  securities purchasable  upon the exercise of this  Warrant and the Exercise  Price shall be subject  to  adjustment  from  time to time  upon  the  happening  of any of the following.  In case the  Company  shall (i) pay a  dividend  in shares of Common
Stock or make a  distribution  in shares of Common  Stock to the  Holders of its outstanding  Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock,  (iii) combine its  outstanding shares of Common  Stock into a smaller  number of shares of Common Stock or (iv)
issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant  Shares  purchasable  upon  exercise of this  Warrant immediately  prior  thereto shall be adjusted so that the Holder of this Warrant shall be  entitled  to receive  the kind and  number of Warrant  Shares or other securities  of the  Company  which he would have owned or have been  entitled to receive had such  Warrant  been  exercised  in advance  thereof.  Upon each such adjustment of the kind and number of Warrant  Shares or other  securities of the
Company  which are  purchasable  hereunder,  the  Holder of this  Warrant  shall thereafter  be  entitled  to  purchase  the  number of  Warrant  Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or  other  security  obtained  by  multiplying  the  Exercise  Price  in  effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto  immediately prior to such adjustment and dividing by the number of  Warrant  Shares  or other  securities  of the  Company  resulting  from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately  after the effective  date of such event  retroactive  to the record date,  if any, for such event.

               (b) REORGANIZATION,  RECLASSIFICATION,  MERGER,  CONSOLIDATION OR
DISPOSITION  OF  ASSETS.  In case the  Company  shall  reorganize  its  capital, reclassify  its  capital  stock,  consolidate  or  merge  with or  into  another corporation  (where the Company is not the surviving  corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business  to another  corporation  and,  pursuant to the terms of such
reorganization,   reclassification,  merger,  consolidation  or  disposition  of assets, shares of common stock of the successor or acquiring corporation, or any cash,  shares of stock or other securities or property of any nature  whatsoever
(including  warrants or other subscription or purchase rights) in addition to or in lieu of  common  stock of the  successor  or  acquiring  corporation  ("OTHER
PROPERTY"),  are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant,  the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving  corporation, and  Other  Property  receivable  upon or as a  result  of such  reorganization, reclassification,  merger, consolidation or disposition of assets by a holder of the  number of shares of Common  Stock for which  this  Warrant  is  exercisable
immediately   prior  to  such  event.  In  case  of  any  such   reorganization,
reclassification,  merger, consolidation or disposition of assets, the successor or acquiring  corporation (if other than the Company) shall expressly  assume in writing or by operation of law the due and punctual  observance and  performance of each and every  covenant and  condition  of this Warrant to be performed  and observed by the  Company  and all the  obligations  and  liabilities  hereunder, subject to such  modifications  as may be deemed  appropriate  (as determined in good faith by  resolution  of the Board of Directors of the Company) in order to provide  for  adjustments  of shares of Common  Stock for which this  Warrant is
exercisable   which  shall  be  as  nearly  equivalent  as  practicable  to  the adjustments  provided  for in this  Section 11. For purposes of this Section 11,
"common stock of the successor or acquiring  corporation" shall include stock of such  corporation  of any class which is not preferred as to dividends or assets over any other  class of stock of such  corporation  and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other  securities  which are convertible  into or  exchangeable  for any such stock,  either  immediately  or upon  the  arrival  of a  specified  date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The  foregoing  provisions of this Section 11 shall similarly  apply  to  successive  reorganizations,  reclassifications,  mergers, consolidations  or  disposition  of assets.

               (c) Rights of Holders Upon Dilutive Issuances.

               (i) REQUIRED ADJUSTMENTS.  Subject to the exclusions contained in
Section  11(c)(iv)  below,  if the Company issues or sells any Common Stock in a capital  raising  transaction  for a Per Share Selling Price (as defined  below)
less than the applicable  Exercise Price in effect immediately prior to the time of such issue or sale (a "DILUTIVE ISSUANCE"), then forthwith upon such Dilutive
Issuance,  the Exercise Price shall be reduced to the Weighted  Average Exercise
Price (as  defined  below).  The  "WEIGHTED  AVERAGE  EXERCISE  PRICE"  shall be determined by the following formula:

                                               N + C
                                   EP1 = EP *  -----
                                               N + AS

       where:

                   EP1 =   the Weighted Average Exercise Price;

                   EP  =   the former Exercise Price;

                   N   =   the  number of shares  of  Common  Stock  outstanding
                           immediately   prior  to  such   issuance  (or  deemed
                           issuance)  assuming  exercise  or  conversion  of all
                           outstanding securities exercisable for or convertible
                           into Common Stock;

                   C   =   the  number  of  shares  of  Common  Stock  that  the
                           aggregate  consideration  received  or  deemed  to be
                           received  by the  Company  for the  total  number  of
                           additional  securities  so  issued  or  deemed  to be
                           issued in the Dilutive Issuance would purchase if the
                           Per Share  Selling  Price were equal to the  Exercise
                           Price;

                   AS  =   the  number of  shares  of Common  Stock so issued or
                           deemed to be issued in the Dilutive Issuance.

Notwithstanding the foregoing, the exercise of Stock Purchase Rights (as defined below) or conversion of  Convertible  Securities (as defined below) shall not be deemed a Dilutive  Issuance.  The Company  shall give to the  Investors  written notice of any such  Dilutive  Issuance  within  twenty  four  (24)  hours of the closing thereof.

               (ii)  DEFINITIONS.  For the purposes of this Section  11(c),  the term "PER SHARE SELLING  PRICE" shall include the amount  actually paid by third parties  for each share of Common  Stock.  In the event a fee in excess of 6% is paid by the Company in connection with such transaction,  any such excess amount shall be  deducted  from the  selling  price pro rata to all shares  sold in the transaction  to  arrive  at the Per  Share  Selling  Price.  A sale in a capital raising transaction of shares of Common Stock shall include the sale or issuance of Stock Purchase Rights,  Convertible Securities or any other rights,  options, warrants  or  convertible  securities  under  which the Company is or may become obligated to issue shares of Common  Stock,  and in such  circumstances  the Per
Share Selling  Price of the Common Stock covered  thereby shall also include the exercise or conversion price thereof (in addition to the consideration  received by the Company upon such sale or issuance less the excess fee amount, if any, as provided  above).  In case of any  such  security  issued  in a  "VARIABLE  RATE
TRANSACTION" or "MFN TRANSACTION" (each as defined below), the Per Share Selling
Price shall be deemed to be the lowest  conversion  or  exercise  price at which such  securities  are  converted or  exercised  or might have been  converted or exercised in the case of a Variable Rate  Transaction,  or the lowest adjustment price in the case of an MFN Transaction,  each over the life of such securities.
If shares are issued for a consideration  other than cash, the Per Share Selling
Price shall be the fair market value of such consideration as determined in good faith by independent  certified public  accountants  mutually  acceptable to the
Company and the Investors.  "VARIABLE RATE  TRANSACTION"  means a transaction in which the  Company  issues or sells (A) any debt or equity  securities  that are convertible  into,  exchangeable  or  exercisable  for,  or include the right to receive  additional shares of Common Stock either (1) at a conversion,  exercise or  exchange  rate or other  price that is based  upon  and/or  varies  with the trading  prices of or  quotations  for the  Common  Stock at any time  after the initial  issuance  of  such  debt  or  equity  securities,  or (2)  with a fixed conversion,  exercise or  exchange  price that is subject to being reset at some future date after the initial  issuance of such security or upon the  occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock,  or (B) any securities of the
Company issued or issuable pursuant to an "equity line" structure which provides for the  sale,  from  time to time,  of  securities  of the  Company  which  are registered for resale pursuant to the Securities Act. "MFN TRANSACTION"  means a transaction  in which the  Company  issues or sells any equity  securities  in a capital  raising  transaction  or  series  of  related  transactions  (the  "NEW
OFFERING") which grants to an investor (the "NEW INVESTOR") the right to receive additional  shares based upon future equity raising  transactions of the Company on terms more  favorable  than  those  granted  to the New  Investor  in the New
Offering. "CONVERTIBLE SECURITIES" shall mean evidences of indebtedness,  shares of stock or other securities that are convertible into or exchangeable for, with or without payment of additional  consideration,  shares of Common Stock. "STOCK
PURCHASE  RIGHTS" shall mean any warrants,  options or other rights to subscribe for, purchase or otherwise acquire any shares of Common Stock or any Convertible
Securities.  Convertible  Securities and Stock  Purchase  Rights shall be deemed outstanding and issued or sold at the time of such issue or sale.

               (iii)  ADJUSTMENT  MECHANISM.  If an  adjustment  of the Exercise
Price is required pursuant to Section 11(c)(i), the Company shall deliver to the
Investors  within  three (3)  business  days of the  closing of the  transaction giving  rise  to the  adjustment  (the  "DELIVERY  DATE")  written  confirmation reflecting the adjusted Exercise Price.

               (iv)  EXCLUSIONS.  Section  11(c) shall not apply to (i) sales of shares of  Common  Stock by the  Company  upon  conversion  or  exercise  of any convertible securities, options or warrants outstanding prior to the date hereof pursuant  to the  terms of such  securities,  options  or  warrants  on the date hereof;  (ii) sales of shares of Common  Stock by the  Company  pursuant  to the provisions of any option plan in existence on the date hereof or a  subsequently adopted and stockholder-approved employee option or similar plan, or (iii) sales of Common  Stock of the Company or  securities  convertible  into  Common  Stock pursuant to the Confidential  Private Placement Memorandum dated June 6, 2003 of the Company, or any amendments or supplements thereto.

                 (v)  READJUSTMENT OF EXERCISE PRICE. In the event of any change in (i) the  consideration,  if any,  payable upon exercise of any Stock Purchase
Rights or upon the conversion or exchange of any Convertible  Securities or (ii)
the  rate  at  which  any  Convertible   Securities  are  convertible   into  or
exchangeable  for  shares of Common  Stock,  the  applicable  Exercise  Price as computed upon the original  issue  thereof shall  forthwith be readjusted to the
Exercise  Price  that  would  have been in  effect  at such time had such  Stock
Purchase  Rights or Convertible  Securities  provided for such changed  purchase price,  consideration  or  conversion  rate,  as the  case  may be,  at the time initially  granted,  issued or sold.  On the  expiration  of any Stock  Purchase
Rights  not  exercised  or of  any  right  to  convert  or  exchange  under  any
Convertible  Securities  not exercised,  the  applicable  Exercise Price then in effect shall  forthwith be increased to the Exercise  Price that would have been in effect  at the time of such  expiration  had such  Stock  Purchase  Rights or
Convertible  Securities never been issued. No readjustment of the Exercise Price pursuant to this  Subsection  shall require any adjustment to the amount paid or number of shares of Common  Stock  received by the Holder  upon any  exercise of this  Warrant  prior to the date upon which such  readjustment  to the  Exercise
Price shall occur.

               (d) NOMINAL ADJUSTMENT. The Company shall not be required to make an adjustment in the Exercise Price under this Section 11 if such  adjustment is less than  $0.01  per  share of Common  Stock.  However,  the  Company  shall be required to carry forward on its books all adjustments that would have been made but for this  Section  11(d) and shall take such  adjustment  into  account when making subsequent adjustments under this Section 11. All calculations under this
Section 11 shall be made to the nearest cent.

            12.  VOLUNTARY  ADJUSTMENT  BY THE COMPANY.  The Company may, at any
time during the term of this Warrant,  reduce the then current Exercise Price to any  amount  and for any  period  of time  deemed  appropriate  by the  Board of
Directors of the Company.

            13. NOTICE OF  ADJUSTMENT.  Whenever the number of Warrant Shares or number or kind of securities or other property  purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided,  the Company shall promptly mail by registered or certified mail,  return receipt  requested, to the Holder of this Warrant notice of such  adjustment or adjustments  setting forth the number of Warrant  Shares (and Other  Property)  purchasable  upon the exercise of this  Warrant and the  Exercise  Price of such  Warrant  Shares (and
Other  Property) after such  adjustment,  setting forth a brief statement of the facts  requiring such adjustment and setting forth the computation by which such adjustment was made.  Such notice,  in the absence of manifest  error,  shall be conclusive evidence of the correctness of such adjustment.

            14. NOTICE OF CORPORATE ACTION. If at any time:

               (a) the Company  shall take a record of the holders of its Common
Stock  for the  purpose  of  entitling  them to  receive  a  dividend  or  other distribution,  or any right to subscribe  for or purchase  any  evidences of its indebtedness,  any  shares  of stock of any  class or any  other  securities  or property, or to receive any other right; or

               (b) there shall be any capital reorganization of the Company, any reclassification  or recapitalization of the capital stock of the Company or any consolidation  or merger of the  Company  with,  or any sale,  transfer or other disposition of all or substantially all the property,  assets or business of the
Company to, another corporation; or

               (c)  there  shall  be a  voluntary  or  involuntary  dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder (i)
at least 30 days' prior written  notice of the date on which a record date shall be selected for such dividend,  distribution or right or for determining  rights to  vote  in  respect  of any  such  reorganization,  reclassification,  merger, consolidation, sale, transfer, disposition,  liquidation or winding up, and (ii)
in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days'  prior  written  notice of the date when the same shall take  place.  Such notice in accordance  with the foregoing  clause also shall specify (x) the date on which  any such  record  is to be taken  for the  purpose  of such  dividend, distribution  or right,  (y) the date on which the holders of Common Stock shall be  entitled to any such  dividend,  distribution  or right,  and the amount and
character  thereof,   and  (z)  the  date  on  which  any  such  reorganization,
reclassification,    merger,   consolidation,   sale,   transfer,   disposition,
dissolution,  liquidation  or winding  up is to take place and the time,  if any such  time is to be fixed,  as of which the  holders  of Common  Stock  shall be entitled  to  exchange  their  shares of Common  Stock for  securities  or Other
Property deliverable upon such disposition,  dissolution, liquidation or winding
up. Each such  written  notice shall be  sufficiently  given if addressed to the
Holder at the last  address of the Holder  appearing on the books of the Company and delivered in accordance with Section 16(d).

            15. AUTHORIZED SHARES.

               (a) The Company  covenants  that during the period the Warrant is outstanding,  it will reserve from its  authorized  and unissued  Common Stock a sufficient  number of shares to provide for the  issuance of the Warrant  Shares upon the exercise in full of any purchase rights under this Warrant. The Company further  covenants  that its  issuance of this  Warrant  shall  constitute  full authority  to its  officers  who are charged  with the duty of  executing  stock certificates  to execute and issue the  necessary  certificates  for the Warrant
Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such  reasonable  action as may be  necessary  to assure that such
Warrant  Shares  may be issued  as  provided  herein  without  violation  of any applicable law or regulation,  or of any  requirements  of the Principal  Market upon which the Common Stock may be listed.

               (b) The  Company  shall  not by any  action,  including,  without
limitation,   amending  its   certificate  of   incorporation   or  through  any
reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities  or any other  voluntary  action,  avoid or seek to avoid the observance or performance  of any of the terms of this Warrant,  but will at all times in good  faith  assist in the  carrying  out of all such  terms and in the taking of all such  actions as may be necessary  or  appropriate  to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing,  the  Company  will (i) take all such action as may be  necessary  or appropriate  in order that the Company may validly and legally  issue fully paid and nonassessable  shares of Common Stock upon the exercise of this Warrant, and
(ii) use its best  efforts  to obtain  all such  authorizations,  exemptions  or consents from any public regulatory body having  jurisdiction  thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

               (c) Before  taking any action  which  would  cause an  adjustment reducing  the current  Exercise  Price below the then par value,  if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any  corporate  action which may be necessary in order that the Company may validly and legally  issue fully paid and  non-assessable  shares of such Common
Stock at such adjusted Exercise Price.

               (d) Before  taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the  Exercise  Price,  the Company  shall obtain all such  authorizations  or exemptions  thereof,  or consents  thereto,  as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

               16.  ADDITIONAL  EXERCISE  RESTRICTIONS.  In no event  shall  any holder be entitled to exercise this Warrant for shares of Common Stock in excess of that  number of  shares of Common  Stock  that,  upon  giving  effect to such
exercise,   would  cause  the  aggregate   number  of  shares  of  Common  Stock
beneficially  owned by the holder and its  "affiliates"  (as defined in Rule 405 under the  Securities  Act) to  exceed  4.99% of the  outstanding  shares of the
Common  Stock of the  Company  following  such  exercise.  For  purposes of this
Section 16, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of the Warrant with respect to which the determination is being made, but shall exclude the number of shares of Common Stock that would be issuable upon (i) exercise of any remaining, unexercised portion of this Warrant and (ii) exercise or conversion of the unexercised or unconverted portion of any other Securities  (including,  without  limitation,  any warrants or convertible preferred  stock or convertible  Notes) subject to a limitation on conversion or exercise analogous to the limitation  contained herein beneficially owned by the
Holder and its affiliates.  Except as set forth in the preceding  sentence,  for purposes  of this  Section  16,  beneficial  ownership  shall be  calculated  in accordance  with  Section  13(d) of the  Securities  Exchange  Act of  1934,  as
amended.  For  purposes  of this  Section  16,  in  determining  the  number  of outstanding  shares  of  Common  Stock  a  Holder  may  rely  on the  number  of outstanding shares of Common Stock as reflected in (1) the Company's most recent
Form  10-Q  or  Form  10-K,  as  the  case  may  be,  (2) a more  recent  public announcement  by the  Company  or (3) any  other  notice by the  Company  or its transfer  agent setting forth the number of shares of Common Stock  outstanding.
For any reason at any time, upon the written or oral request of the Holder,  the
Company shall immediately confirm orally and in writing to the Holder the number of  shares  of  Common  Stock  then  outstanding.  In any  case,  the  number of outstanding  shares of Common Stock shall be  determined  after giving effect to exercises  of portions of the Warrant by such Holder  since the date as of which such number of  outstanding  shares of Common Stock was reported.  To the extent

                                       10

that the limitation  contained in this Section 16 applies,  the determination of whether the Warrant is exercisable (in relation to other  securities  owned by a
Holder) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder,  and the  submission of a Notice of Exercise  shall be deemed to be the Holder's determination that the Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation or right to verify or confirm the accuracy of such  determination.
Nothing  contained  herein  shall be deemed to restrict the right of a Holder to exercise  the  Warrant  at such  time as such  exercise  will  not  violate  the provisions  of this  Section  16. The Holder  may waive the  provisions  of this
Section 16 as to itself  (and  solely as to itself)  upon a change of control of the Company, and the provisions of this Section 16 shall continue to apply until such change of control of the Company (or such later date as may be specified in such  notice of  waiver).  No  exercise  in  violation  of this  Section 16, but otherwise in accordance with this Warrant, shall affect the status of the Common
Stock issued upon such exercise as validly issued, fully paid and nonassessable.

            17. MISCELLANEOUS.

               (a)  JURISDICTION.   This  Warrant  shall  be  binding  upon  any
successors or assigns of the Company.  This Warrant shall  constitute a contract and be governed under the laws of New York without regard to its conflict of law principles or rules,  and be subject to venue pursuant to the terms set forth in the Purchase Agreement.

               (b) RESTRICTIONS. The Holder hereof acknowledges that the Warrant
Shares acquired upon the exercise of this Warrant, if not registered,  will have restrictions upon resale imposed by state and federal securities laws.

               (c) NONWAIVER AND EXPENSES.  No course of dealing or any delay or failure to exercise any right  hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights,  powers or remedies,  notwithstanding  all rights  hereunder  terminate on the  Termination
Date. If the Company  fails to comply with any  provision of this  Warrant,  the
Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses  including,  but not limited to, reasonable  attorneys' fees, including those of appellate  proceedings,  incurred by the Holder in collecting any amounts due  pursuant  hereto or in otherwise  enforcing  any of its rights, powers or  remedies  hereunder,  (but only to the extent the Holder  prevails in enforcing such rights).

               (d) NOTICES.  Any notice,  request or other document  required or permitted to be given or delivered to the Holder  hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

               (e) LIMITATION OF LIABILITY.  No provision hereof, in the absence of affirmative  action by the Holder to purchase shares of Common Stock,  and no enumeration herein of the rights or privileges of the Holder hereof,  shall give rise to any  liability of the Holder for the purchase  price of any Common Stock or as a stockholder  of the Company,  whether such  liability is asserted by the
Company or by creditors of the Company.

                                       11

               (f)  REMEDIES.  The  Holder,  in  addition  to being  entitled to exercise  all rights  granted by law,  including  recovery of  damages,  will be entitled to specific  performance of its rights under this Warrant.  The Company agrees that  monetary  damages would not be adequate  compensation  for any loss incurred  by reason  of a breach by it of the  provisions  of this  Warrant  and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

               (g)  SUCCESSORS  AND ASSIGNS.  Subject to  applicable  securities laws, this Warrant and the rights and obligations  evidenced  hereby shall inure to the  benefit of and be binding  upon the  successors  of the  Company and the successors and permitted  assigns of the Holder.  The provisions of this Warrant are  intended  to be for the  benefit of all  holders  from time to time of this
Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

               (h)  INDEMNIFICATION.  The Company  agrees to indemnify  and hold harmless  the Holder  from and  against any  liabilities,  obligations,  losses, damages,  penalties,  actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted  against  the Holder in any manner  relating  to or arising  out of any failure by the Company to perform or observe in any material  respect any of its covenants,  agreements,  undertakings  or obligations set forth in this Warrant;
PROVIDED,  HOWEVER,  that the Company will not be liable hereunder to the extent
that  any  liabilities,   obligations,   losses,  damages,  penalties,  actions,
judgments,  suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final  non-appealable  judgment by a court to have  resulted from the
Holder's bad faith or willful  misconduct  in its capacity as a  stockholder  or warrantholder of the Company.

               (i)  AMENDMENT.  This  Warrant  may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

               (j)  SEVERABILITY.  Wherever  possible,  each  provision  of this
Warrant shall be  interpreted  in such manner as to be effective and valid under applicable  law, but if any  provision of this Warrant shall be prohibited by or invalid under  applicable law, such provision shall be ineffective to the extent of such  prohibition or invalidity,  without  invalidating the remainder of such provisions or the remaining provisions of this Warrant.

               (k)  HEADINGS.  The  headings  used in this  Warrant  are for the convenience of reference  only and shall not, for any purpose,  be deemed a part of this Warrant.

                     [THE NEXT PAGE IS THE SIGNATURE PAGE.]

                                       12

            IN WITNESS  WHEREOF,  the  Company  has caused  this Stock  Purchase
Warrant to be executed by its officer thereunto duly authorized.

Dated:  July 3, 2003

                                          DATATEC SYSTEMS, INC.

                                          By:
                                             -----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

                                       13

                               NOTICE OF EXERCISE

To:    [Transfer Agent]

            (1) The  undersigned  hereby elects to purchase  ________  shares of
Common Stock (the "Common Stock") of Datatec Systems, Inc. pursuant to the terms of the attached Warrant,  and (except in the case of a Cashless Exercise,  if so designated  below)  tenders  herewith  payment  of the  Exercise  Price in full, together with all applicable transfer taxes, if any.

            (2) Please issue a certificate  or  certificates  representing  said shares of Common Stock in the name of the  undersigned  or in such other name as is specified below:

                                                -------------------------------
                                                (Name)

                                                -------------------------------
                                                (Address)

                                                -------------------------------

Dated: ________________, _________

                                                     ___________________________
                                                     Signature

____ Check here if the Warrant is being exercised pursuant to a Cashless Exercise

                                 ASSIGNMENT FORM

                    (To assign the foregoing Warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the Warrant.)

            FOR VALUE RECEIVED,  the foregoing  Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_________________________________________________________________

__________________________________________________________________

                                                Dated:  ______________, _______

                             Holder's Signature:   _____________________________

                             Holder's Address:     _____________________________

                                                   _____________________________

Signature Guaranteed:  ___________________________________________

NOTE: The signature to this  Assignment Form must correspond with the name as it appears on the face of the Warrant,  without  alteration or  enlargement  or any change whatsoever,  and must be guaranteed by a bank or trust company.  Officers of  corporations  and  those  acting  in an  fiduciary  or other  representative capacity  should  file  proper  evidence of  authority  to assign the  foregoing
Warrant.